SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

Securities Purchase Agreement

On October 29, 2025, the Company entered into a Securities Purchase Agreement (“Agreement”) with SJC Lending LLC ("SJC"), pursuant to which the Company agreed to sell to SJC convertible promissory notes in the aggregate principal amount of up to $ 1,650,000 (the "Convertible Notes") for a total purchase price of up to $ 1.5 million (the "Loan").

The Agreement provides that the Loan shall be conducted through seven (7) separate tranche closings, provided, that SJC has the ability, exercisable in its sole discretion, to purchase any principal face amount of Convertible Notes prior to the dates of the tranche closings provided for in the Agreement.

Pursuant to the Agreement, the initial tranche closing, which occurred on October 29,2025, consisted of the issuance of a Convertible Note to SJC in the principal face amount of $440,000 for a purchase price of $400,000. The Convertible Note accrues interest at 10% per annum and will mature October 29, 2026. The Convertible Note is convertible into shares of the Company’s Common Stock at any time at a conversion price equal to the greater of (i) $0.035 per share, which shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 20% discount to the Company’s lowest VWAP (as defined in the Convertible Note) of the Common Stock during the ten trading days immediately prior to the date of conversion into shares of Common Stock.